Securities Act Registration No. 33-96634
                                        Investment Company Act Reg. No. 811-9094
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                         ------------------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                         Pre-Effective Amendment No. __                  [ ]

                       Post-Effective Amendment No. 9                    [X]
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                              Amendment No. 10 |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------

                              LEUTHOLD FUNDS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       100 North Sixth Street, Suite 412A
                             Minneapolis, Minnesota                    55403
                    --------------------------------------            --------
                   (Address of Principal Executive Offices)          (ZIP Code)

                                 (612) 332-9141
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                                   Copy to:
Steven C. Leuthold
Leuthold Weeden Capital Management, LLC            Richard L. Teigen
100 North Sixth Street                             Foley & Lardner
Suite 412A                                         777 East Wisconsin Avenue
Minneapolis, Minnesota  55403                      Milwaukee, Wisconsin 53202
---------------------------------------            --------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

|X|      on January 31, 2002 pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on (date) pursuant to paragraph (a)(1)

[ ]      75 days after filing pursuant to paragraph (a)(2)

[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
January 31, 2002


(LEUTHOLD CORE INVESTMENT FUND LOGO)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Leuthold Core Investment Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The Fund's definition of long term investment success is making it AND keeping it.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Leuthold Core Investment Fund invests and the services it offers to shareholders.

An investment in the Leuthold Core Investment Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      Leuthold Core Investment Fund
      100 North Sixth Street
      Suite 412A
      Minneapolis, Minnesota  55403
      (612) 332-9141

TABLE OF CONTENTS

Questions Every Investor Should Ask
  Before Investing in the Leuthold Core
  Investment Fund                                                            1

Fees and Expenses                                                            3

Investment Objective, Strategies and Risks                                   4

Management of the Fund                                                       6

The Fund's Share Price                                                       8

Purchasing Shares                                                            8

Redeeming Shares                                                            10

Exchanging Shares                                                           12

Dividends, Distributions and Taxes                                          12

Financial Highlights                                                        13

   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE LEUTHOLD CORE
                                INVESTMENT FUND

1.   WHAT ARE THE FUND'S GOALS?

Leuthold Core Investment Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term.

2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Leuthold Core Investment Fund is a "flexible" fund, meaning that it allocates its investments among:

  o Common stocks and other equity securities (including common stocks and other securities sold short)

  o  Bonds and other debt securities (other than money market instruments)

  o  Money market instruments

in proportions which reflect the Adviser's judgment of the potential returns and risks of each asset class. The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. The Fund expects that normally:

  o 30% to 70% of its assets will be invested in common stocks and other equity securities

  o 30% to 70% of its assets will be invested in bonds and other debt securities (other than money market instruments)

  o  up to 20% of its assets will be invested in money market instruments.

The Fund's investments in common stocks and other equity securities may consist of:

  o  Large, mid or small capitalization common stocks

  o  Growth stocks, value stocks or cyclical stocks

  o  Aggressive stocks or defensive stocks

  o  Stocks in any industry or sector

  o  Equity mutual funds

  o  Common stocks of foreign issuers

  o  Options.

The Fund's investments in bonds and other debt securities normally will consist of U.S. Treasury Notes and Bonds, although the Fund may also invest in investment grade corporate debt securities and debt securities of foreign issuers. The Fund may also invest in mutual funds that invest in high yield securities commonly known as "junk bonds." The Fund selects individual securities based on fundamental factors (such as price/earnings ratios or growth rates) and technical factors (such as price movements). The Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the security sold short.

3.   WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUND?

Investors in the Fund may lose money. There are risks associated with investments in each of the asset classes in which the Fund invests. These risks include:

  o MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

  o INTEREST RATE RISK: In general, the value of bonds and other debt securities rises when interest rates fall and falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.


  o CREDIT RISK: The issuers of the bonds and other debt securities held by the Fund or by the mutual funds in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.


  o CURRENCY RISK: The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund.

  o RISKS ASSOCIATED WITH SHORT SALES: The Fund's investment performance will suffer if a security for which the Fund has effected a short sale appreciates in value. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender requires it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

  o HIGH PORTFOLIO TURNOVER RISK: The Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by Fund shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

The Fund's performance will also be affected by the Adviser's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund's relative investment performance would suffer if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.

As a result the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed balanced investment program. Rather, as its name implies, the Fund is intended to be a flexible core investment suitable for any long-term investor. Long-term investors may wish to supplement an investment in the Fund with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.

4.   HOW HAS THE FUND PERFORMED?

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to those of the Standard & Poor's Composite Index of 500 Stocks (S&P 500), a Combined Index (consisting of an unmanaged portfolio of 45% common stocks, 45% bonds and 10% money market instruments) and the Lipper Flexible Fund Index. Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

TOTAL RETURN
(per calendar year)


                         1996                     9.32%
                         1997                    17.25%
                         1998                    11.60%
                         1999                     9.57%
                         2000                    22.55%
                         2001                   (4.81%)



Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 8.79% (quarter ended September 30, 1997) and the lowest total return for a quarter was - 13.98% (quarter ended September 30, 2001).



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2001)



                                                       SINCE THE
                                                     INCEPTION DATE
                                                      OF THE FUND
                            PAST           PAST      (NOVEMBER 20,
                            YEAR         5 YEARS         1995)
                            ----         -------     --------------
LEUTHOLD CORE
  INVESTMENT FUND          (4.81)%        10.83%         10.75%
S&P 500*<F1>              (11.87)%        10.68%         13.03%
Combined Index**<F2>        2.72%          9.41%          9.78%
Lipper Flexible
  Fund Index***<F3>        (7.21)%         6.97%          8.43%


  *<F1>   The S&P 500 is a widely recognized unmanaged index of stock prices.
 **<F2> The Combined Index consists of an unmanaged portfolio of 45% common stocks represented by the S&P 500 (15%), the Standard & Poor's 400 Mid-Cap Index (15%) and the Russell 2000 Index (15%); 45% bonds represented by the Lehman Brothers Government/Corporate Bond Index; and 10% money market instruments represented by 90-day United States Treasury Bills.
***<F3> The Lipper Flexible Fund Index is an index of mutual funds having an investment objective similar to the Fund's investment objective.

                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)                   No Sales Charge
Maximum Deferred Sales
  Charge (Load)                                   No Deferred
                                                  Sales Charge
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions                     No Sales Charge
Redemption Fee                                    None*<F4>
Exchange Fee                                      None**<F5>

 *<F4> Our transfer agent charges a fee of $15.00 for each wire redemption. **<F5> Our transfer agent charges a fee of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management Fees                                                  0.90%
Distribution and/or Service
  (12b-1)Fees                                                     None
Other Expenses
   Dividends on Short Positions                                  0.01%
   Service Fees                                                  0.03%
   All remaining Other Expenses                                  0.31%
   Total Other Expenses                                          0.35%
Total Annual Fund
  Operating Expenses                                             1.25%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


            1 YEAR        3 YEARS        5 YEARS        10 YEARS
            ------        -------        -------        --------
             $127           $397           $686          $1,511


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The Fund's definition of long term investment success is making it and keeping it. The Adviser believes that maintaining profits when markets decline is as important as earning profits when markets rise. Although it has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

HOW WE ALLOCATE OUR ASSETS

The Adviser allocates the Fund's investments among the three asset classes as follows:

FIRST, the Adviser analyzes the U.S. Government bond market with the goal of determining the risks and returns that U.S. Treasury securities present over the next one to five years.

NEXT, the Adviser assesses the probability that common stocks as an asset class will perform better than U.S. Treasury securities. In doing so, it considers The Leuthold Group's Major Trend Index. This proprietary index comprises over 170 individual components that The Leuthold Group evaluates weekly.

FINALLY, the Adviser implements the asset allocation strategy. In doing so, the Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to rapidly change the Fund's equity exposure.

HOW WE MAKE INDIVIDUAL SECURITY SELECTIONS

After the Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:

For investments in bonds and debt securities (other than money market instruments) the Adviser will first compare the anticipated returns and risks of U.S. Treasury Notes and Bonds, foreign government debt securities (without limitation as to rating) and corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the Fund's portfolio of debt securities. The Fund may invest indirectly in fixed-income securities by investing in mutual funds or closed-end investment companies which invest in such securities. The Fund may do so to obtain a diversified exposure to high yield or "junk" bonds.

For investments in common stocks and other equity securities, the Adviser uses the following approach.

The Adviser develops a broad sector strategy and determines what percentage of its equity investments to allocate among large capitalization stocks ($4 billion or more), mid-capitalization stocks ($1 to $4 billion) and small capitalization stocks (less than $1 billion), and among "growth stocks" (stocks with high price/earnings ratios), "value" stocks (stocks with low price/earnings ratios) and "cyclical" stocks (stocks which are economically sensitive).

Also, the Adviser develops a more narrow sector strategy and determines what percentage of each broad sector's investments to allocate among individual sector categories using both traditional industrial sectors such as "housing," "energy" or "food," as well as conceptual themes such as "global energy."


Finally, the Adviser selects individual stocks after ranking each stock by fundamental factors (such as price/earnings ratios or growth rates) and technical factors (such as price movements) in the individual sector category. In addition to investing in individual stocks, the Fund may invest in mutual funds, unit investment trusts or closed-end investment companies which invest in a specific category of common stocks. The Fund may do so to obtain (a) exposure to international equity markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or
(c) a broad exposure to small capitalization stocks by investing in small cap funds.


The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means the Fund may invest more than 20% of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When the Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests, take advantage of investment opportunities, or as part of its normal asset allocation process.

RISKS

There are a number of risks associated with the various securities in which the Fund will at times invest. These include:

RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuation in value in response to changing interest rates than debt obligations that pay interest currently.

RISKS ASSOCIATED WITH SMALL CAP STOCKS. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

RISKS ASSOCIATED WITH FOREIGN SECURITIES. In addition to currency risk there is often less information publicly available about foreign issuers than U.S. issuers. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than in the U.S. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. The Fund may invest directly, or indirectly in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund, or investment companies in which the Fund invests, to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. If the Fund purchases a put or call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Fund's outstanding options does not exist.

ADDITIONAL COSTS ASSOCIATED WITH REGISTERED INVESTMENT COMPANIES. When the Fund invests in a registered investment company, the Fund's shareholders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the registered investment companies in which the Fund invests.

                                 MANAGEMENT OF
                                    THE FUND

LEUTHOLD WEEDEN CAPITAL MANAGEMENT, LLC MANAGES THE FUND'S INVESTMENTS

Leuthold Weeden Capital Management, LLC (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

         100 North Sixth Street
         Suite 412A
         Minneapolis, MN  55403

The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold Weeden & Associates, L.P., which commenced operations in 1991, and has been the Fund's only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser an annual investment advisory fee equal to 0.90% of its average net assets.


Steven C. Leuthold, James E. Floyd and Andrew Engel are the co-portfolio managers of the Fund and as such are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Leuthold serves as the team leader of the co-portfolio managers. Mr. Leuthold is the chief executive officer and a managing member of the Adviser. Mr. Leuthold also has been Chairman and Portfolio Manager of Leuthold & Anderson, Inc. since its organization in August, 1987. He has also been a portfolio manager for Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of the Leuthold Group since November, 1981. Mr. Floyd is a Managing Director and a member of the Adviser and has been a senior analyst of the Leuthold Group since November, 1981. Mr. Engel is a member of the Adviser and has been a senior analyst of the Leuthold Group since 1995.


THE ADVISER HAS EXPERIENCE MANAGING ACCOUNTS WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND

We are providing historical performance data of investment advisory accounts managed by the Adviser and its predecessors. The data illustrates the investment performance of all portfolios similar to the Fund and compares the performance to specified market indices. The Leuthold Weeden Capital Management, LLC Composite includes all active accounts of the Adviser and its predecessors (including the Fund) invested in the Adviser's Core portfolio. The Composite does not include all of the assets under management of the Adviser and its predecessors, but does include all accounts having the same investment objective as the Fund. It may not accurately reflect the performance of all accounts managed by the Adviser and its predecessors. The accounts included in the Composite had the same investment objective as the Fund and were managed using substantially similar, though not in all cases identical, investment strategies and techniques as those used by the Fund. All performance data is historical and investors should not consider this performance data as an indication of the future performance of the Fund or the results an individual investor might achieve by investing in the Fund. Investors should not rely on the historical performance of the Adviser and its predecessors when making an investment decision.

All returns are time-weighted total rates of return and include the reinvestment of dividends and interest. The performance information for the Composite is net of the advisory fees charged by the Adviser and its predecessors to the accounts comprising the Composite and all other expenses (except custody and related expenses). The performance information for the Composite does not reflect the assessment of the Fund's advisory fee or other expenses equivalent to the Fund's operating expenses. The fees and expenses of the Composite were less than the annual expenses of the Fund. The performance of the Composite would have been lower had the Composite incurred higher fees and expenses. The net effect of the deduction of the Fund's advisory fee and other operating expenses on annualized performance, including the compounded effect over time, may be substantial. The Composite was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If it had been, its performance may have been adversely affected.

The performance information of the Composite, the S&P 500 Index, the Combined Index and the Lipper Flexible Fund Index is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.


ANNUAL RATES OF RETURN(1)<F6>
YEARS ENDED
DECEMBER 31,                     1992      1993      1994      1995      1996      1997      1998      1999      2000      2001
                                 ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
LEUTHOLD CORE
  INVESTMENT FUND                N/A       N/A       N/A       N/A       9.32%    17.25%    11.60%     9.57%    22.55%    (4.81)%
Leuthold Core Composite         1.39%     14.57%    (4.13)%   18.36%     9.94     18.11     12.13      9.95     23.19     (4.58)
S&P 500 Index                   7.72      10.01      1.22     37.47     23.00     33.30     28.57     21.02     (9.10)   (11.87)
Combined Index(2)<F7>           9.09      11.08     (2.23)    22.14     10.10     17.46     12.10      8.21      7.14      2.72
Lipper Flexible Fund Index      5.67      12.74     (2.67)    23.59     14.05     18.68     15.55      9.80     (0.63)    (7.21)



AVERAGE ANNUAL TOTAL RETURN(1)<F6>
(FOR THE PERIOD ENDED DECEMBER 31, 2001)           1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                   ------      -------     -------     --------
LEUTHOLD CORE INVESTMENT FUND                      (4.81)%      8.52%       10.83%        N/A
Leuthold Core Composite                            (4.58)       8.93        11.35        9.50%
S&P 500 Index                                     (11.87)      (1.03)       10.68       12.91
Combined Index(2)<F7>                               2.72        5.99         9.41        9.58
Lipper Flexible Fund Index                         (7.21)       0.41         6.97        8.63



(1)<F6> Each annual rate of return is the change in redemption value of units, assuming the reinvestment of dividends. Average annual total return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.
(2)<F7> The Combined Index is an unmanaged portfolio composed of 45% common stocks represented by the S&P 500 (15%), the Standard & Poor's 400 Mid-Cap Index (15%) and the Russell 2000 Index (15%); 45% bonds represented by the Lehman Bros. Government/Corporate Bond Index; and 10% cash represented by 90-day United States Treasury Bills.


Please remember that past performance is not necessarily an indication of future performance. Investors should also be aware that other performance calculation methods may produce different results, and that comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.


SERVICE PLAN



The Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds.



These services may include:

  O assisting investors in processing purchase, exchange and redemption requests;

  O  processing dividend and distribution payments from the Fund;

  O providing information periodically to customers showing their positions in Fund shares;

  O  providing sub-accounting; or

  O  forwarding communications from the Fund to its shareholders.



Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment.


                             THE FUND'S SHARE PRICE


The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.


The Fund's net asset value can be found daily in the mutual fund listings of many major newspapers under the heading "LeutholdCI". The Fund's NASDAQ symbol is "LCORX".

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

  O  Read this Prospectus carefully.

  O Determine how much you want to invest, keeping in mind the following minimums:

     NEW ACCOUNTS
     Individual Retirement
        Accounts                             $ 1,000
     All other accounts                      $10,000*<F8>

*<F8> The Fund may, but is not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Fund.

     EXISTING ACCOUNTS
     Dividend reinvestment                     No Minimum
     Automatic
        Investment Plan                              $ 50
     All other accounts                              $100

  O Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund's confirmation statements. (The Fund has additional Purchase Applications and Additional Investment Forms if you need them.) If you have any questions, please call 1-800-273-6886.


  O Make your check payable to "Leuthold Core Investment Fund." All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.


Send the application and check to:


  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701



  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207


PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-273-6886 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. FUNDS SHOULD BE WIRED TO:


  U.S. Bank,  N.A.
  425 Walnut Street
  Cincinnati, Ohio  45202
  ABA #042000013



  CREDIT:
  U.S. Bancorp Fund Services, LLC
  Account #112-952-137


  FURTHER CREDIT:
  Leuthold Core Investment Fund
  (shareholder registration)
  (shareholder account number, if known)


You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

  O Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

  O Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

  O Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  O Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


  O Be authorized to accept purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.


If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING
SHARES OF THE FUND

The Fund may reject any share purchase applications for any reason. The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will issue certificates evidencing shares purchased only upon request. The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers a telephone purchase option permitting shareholders to make additional purchases by telephone. The Fund offers the following retirement plans:

              TRADITIONAL IRA
              ROTH IRA

Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling
1-800-273-6886. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

Prepare a letter of instruction containing:

  O  account number(s)

  O  the amount of money or number of shares being redeemed

  O  the name(s) on the account

  O  daytime phone number

  O additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution IN THE FOLLOWING SITUATIONS:

  O The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

  O The redemption proceeds are to be sent to an address other than the address of record

  O  The redemption request is received within 30 days after an address change.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

Send the letter of instruction to:


  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701



  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207


PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE


Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone.


Assemble the same information that you would include in the letter of instruction for a written redemption request.


Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. PLEASE DO NOT CALL THE FUND OR THE ADVISER.


HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:


  O U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.



  O U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.



  O A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.


PAYMENT OF REDEMPTION PROCEEDS


  O For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information.



  O For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.


  O Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Fund, shareholders should consider the following:

  O  The redemption may result in a taxable gain.

  O Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  O The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

  O If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).


  O U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.



  O U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.



  O The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Both the Fund and U.S. Bancorp Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.



  O U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.


  O If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

                               EXCHANGING SHARES

ELIGIBLE FUNDS


Shares of the Fund may be exchanged for shares of:

  o  Leuthold Select Industries Fund
  o  Grizzly Short Fund
  o  First American Prime Obligations Fund



at their relative net asset values. The Adviser also advises the Leuthold Select Industries Fund and the Grizzly Short Fund. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for prospectuses describing Leuthold Select Industries Fund, Grizzly Short Fund and First American Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW TO EXCHANGE SHARES


1. Read carefully the applicable prospectus for Leuthold Select Industries Fund, Grizzly Short Fund or First American Prime Obligations Fund.


2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.


3. Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. You may also make an exchange by writing to Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

The Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have three distribution options:

AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

CASH DIVIDEND OPTION - Dividends will be paid in cash and capital gains will be reinvested in additional Fund shares.

ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.


You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-273-6886.


The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that normally its distributions will consist of both ordinary income and long-term capital gains. In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.



                                                                           FOR THE YEARS ENDED
                                              9/30/01           9/30/00          9/30/99           9/30/98          9/30/97
                                              -------           -------          -------           -------          -------
Net asset value, beginning of period           $12.74           $11.12            $11.97           $11.17            $10.18

Income from investment operations:
   Net investment income(1)<F9>                  0.38             0.52              0.45             0.40              0.44
   Net realized and unrealized gains
     (losses) on investments                    (1.09)            1.75              0.28             1.16              1.32
                                               ------           ------            ------           ------            ------
   Total from investment operations             (0.71)            2.27              0.73             1.56              1.76
                                               ------           ------            ------           ------            ------

Less distributions:
   From net investment income                   (0.37)           (0.51)            (0.44)           (0.40)            (0.46)
   In excess of net investment income           (0.01)              --                --               --             (0.05)
   From net realized gains                      (0.73)           (0.14)            (1.14)           (0.36)            (0.26)
                                               ------           ------            ------           ------            ------
   Total distributions                          (1.11)           (0.65)            (1.58)           (0.76)            (0.77)
                                               ------           ------            ------           ------            ------
Net asset value, end of period                 $10.92           $12.74            $11.12           $11.97            $11.17
                                               ------           ------            ------           ------            ------
                                               ------           ------            ------           ------            ------

Total return                                    (6.16)%          20.98%             6.59%           14.45%            17.96%

Supplemental data and ratios:
Net assets, end of period                $116,712,715      $87,074,651       $58,420,532      $46,267,018       $30,560,181
Ratio of expenses to
average net assets:
   Before expense reimbursement                  1.25%(2)<F10>    1.36%(2)<F10>     1.42%(2)<F10>    1.41%             1.47%
   After expense reimbursement                   1.25%(2)<F10>    1.35%(2)<F10>     1.35%(2)<F10>    1.25%             1.25%
Ratio of net investment income to
average net assets:
   Before expense reimbursement                  3.00%(3)<F11>    4.53%(3)<F11>     3.93%(3)<F11>    3.50%             4.05%
   After expense reimbursement                   3.00%(3)<F11>    4.54%(3)<F11>     4.00%(3)<F11>    3.66%             4.27%
Portfolio turnover rate                        122.21%(4)<F12>  129.74%(4)<F12>   159.02%(4)<F12>   73.43%            35.62%



 (1)<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F10> The operating expense ratios include dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.24% and 1.24%, respectively, for the year ended September 30, 2001, 1.26% and 1.25%, respectively, for the year ended September 30, 2000, and 1.32% and 1.25%, respectively, for the year ended September 30, 1999.
(3)<F11> The net investment income ratios include dividends on short positions.
(4)<F12> The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.


To learn more about Leuthold Core Investment Fund, you may want to read Leuthold Core Investment Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. Leuthold Core Investment Fund has incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Leuthold Core Investment Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of Leuthold Core Investment Fund during its last fiscal year.


The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886.


Prospective investors and shareholders who have questions about Leuthold Core Investment Fund may also call the following number or write to the following address.

     Leuthold Core Investment Fund
     100 North Sixth Street
     Suite 412A
     Minneapolis, MN 55403
     1-888-200-0409


The general public can review and copy information about Leuthold Core Investment Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Leuthold Core Investment Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:


     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-6009

Please refer to Leuthold Core Investment Fund's Investment Company Act File No. 811-09094 when seeking information about the Fund from the Securities and Exchange Commission.

Prospectus
January 31, 2002


(LEUTHOLD SELECT INDUSTRIES FUND LOGO)

(GRIZZLY SHORT FUND LOGO)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Leuthold Select Industries Fund seeks capital appreciation. It invests substantially all of its assets in equity securities traded in the U.S. securities markets.

The Grizzly Short Fund sells short common stocks of U.S. companies. The aggregate amount of its outstanding short positions typically will be approximately equal to its outstanding net assets.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Funds invest and the services they offer to shareholders.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      Leuthold Select Industries Fund
      Grizzly Short Fund
      100 North Sixth Street
      Suite 412A
      Minneapolis, Minnesota  55403
      (612) 332-9141

TABLE OF CONTENTS

Questions Every Investor Should Ask
  Before Investing in the Funds                                            1
Fees and Expenses                                                          4
Other Information about the Funds'
  Investment Objectives                                                    5
Management of the Funds                                                    5
The Funds'  Share Price                                                    9
Purchasing Shares                                                          9
Redeeming Shares                                                          11
Exchanging Shares                                                         13
Dividends, Distributions and Taxes                                        14
Financial Highlights                                                      15

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                             INVESTING IN THE FUNDS

1.   WHAT ARE THE FUNDS' GOALS?

LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Industries Fund seeks capital appreciation.

GRIZZLY SHORT FUND

Grizzly Short Fund seeks capital appreciation. However, as its principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets.

2.   WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Industries Fund seeks capital appreciation by investing substantially all of its assets in equity securities traded in the U.S. securities markets. The Select Industries Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection. The Fund's investment adviser, Leuthold Weeden Capital Management, LLC (the "Adviser") believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as, or more, important than individual stock selection in determining investment performance.

The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 125 groups. The five major types of groups the Adviser monitors are:

  o Traditional Broad Economic Sectors such as Information Technology, Health Care, or Financial Services.

  o Thematic Broad Groups that may bridge a number of industries such as "Inflation Beneficiaries" or "Education".

  o Industry Specific Groups are narrower themes. Examples include "Airlines," "Healthcare Facilities" or "Semiconductors".

  o Quantitative Themes are groups where the only commonality of the stocks in the group are statistical with typically no industry commonality. Examples include "Emerging Growth" or "Undervalued and Unloved".

  o Special Situations are groups that the Adviser may monitor for only a limited period of time. Examples include "Asia Exposure" and "Year 2000 Problem Solvers".

The Select Industries Fund will invest in companies of all sizes and industries as well as in "growth" stocks and "value" stocks. The Adviser updates its group selection monthly and will adjust the Fund's portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such monthly adjustments may result in high portfolio turnover.

GRIZZLY SHORT FUND

The Grizzly Short Fund sells stocks short. Short selling involves the sale of borrowed securities. When the Fund sells a stock short, it incurs an obligation to replace the stock borrowed at whatever its price may be at the time it purchases the stock for delivery to the securities lender. The Fund will realize a gain if at that time the price of the stock is less than the price of the stock when it was sold short, and will realize a loss if at that time the price of the stock is greater than the price of the stock when it was sold short. The aggregate amount of its outstanding short positions typically will be approximately equal to, or slightly less than, its net assets. When the Fund's outstanding short positions equal its net assets, it is "100% short." Like the Select Industries Fund, the Grizzly Short Fund utilizes a disciplined, unemotional, quantitative investment approach. The Grizzly Short Fund believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However the best overall results typically will be achieved in declining stock markets. In rising stock markets the risk of loss usually is much greater.

The Fund's investment adviser, also Leuthold Weeden Capital Management, LLC, follows a universe of domestic common stocks that:

  o  Have a market capitalization in excess of $1 billion; and

  o  Trade, on average, shares having a value of $6 million or more each day.


The Fund generally will have outstanding approximately 70 stocks that it has sold short. The Fund may increase the number of stocks it sells short if market conditions warrant an increase. These stocks will be diversified over a number of industries. In determining which stocks to sell short, the Adviser calculates a Vulnerability Index for each security in the universe of stocks it follows. The Vulnerability Index attempts to identify those stocks which are most likely to decline in price or to underperform the market. In calculating a Vulnerability Index the Adviser considers twelve or more components. Some of the components include fundamental factors such as earnings growth or dividends, while other components consider market factors such as institutional trading activity or insider buying or selling. From time to time the Fund may sell short index-related securities. The Fund will do so to rapidly increase its short position.


The Fund also follows a disciplined approach in determining when to cover its short positions. The factors the Adviser considers in determining when to cover short positions include:

  o  Price movements of the stocks sold short;

  o  Changes in the Vulnerability Index;

  o  Daily trading volume of the stock; and

  o News and articles concerning the stock appearing in financial services and publications.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Investors in either Fund may lose money. There are risks associated with each Fund's principal investment strategies.

LEUTHOLD SELECT INDUSTRIES FUND

  o MARKET RISK: The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged.

  o FOREIGN SECURITIES RISK: Some of the securities in which the Fund invests may be issued by foreign companies, either directly or through American Depository Receipts ("ADRs"). Investments in these securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

  o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

  o QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach based on past market performance. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

GRIZZLY SHORT FUND

  o MARKET RISK: The Fund sells securities short with the expectation that their prices will decline. However, the prices of the securities the Fund has sold short may rise for a number of reasons.

  o SHORT SALES RISK: The Fund's investment performance will suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

  o RISING STOCK MARKET RISK: The Fund typically will be approximately "100% short." Accordingly in rising stock markets its risk of loss will be greater than in declining stock markets. Over time stock markets have risen more often than they have declined.

  o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commission or markups or markdowns) which the Fund must pay and increased realized gain (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. The calculation of the Fund's portfolio turnover rate excludes purchases and sales of short positions. Consequently, the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund investing exclusively in common stocks that has a similar portfolio turnover rate.

  o QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach based on past market performance. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

 Investors who wish to hedge some or all of their stock portfolios might find that investment goal consistent with an investment in the Fund. However because movements in the prices of the stocks the Fund has sold short are unlikely to correlate perfectly with the stocks in an investor's portfolio, such an investor could incur both a loss on the investor's stock portfolio and the investor's investment in the Fund.

4.   HOW HAVE THE FUNDS PERFORMED?


The bar charts and tables that follow provide some indication of the risks of investing in the Funds by showing changes in their performance from year to year and how their average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks (S&P 500) and the Russell 2000 Index (Russell 2000). Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.



                        LEUTHOLD SELECT INDUSTRIES FUND



TOTAL RETURN
(per calendar year)



                              2001        (13.16%)



Note: During the one year period shown on the bar chart, the Fund's highest total return for a quarter was 14.56% (quarter ended December 31, 2001) and the lowest total return for a quarter was - 20.70% (quarter ended September 30, 2001).



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2001)



                                                                 SINCE THE
                                                               INCEPTION DATE
                                                PAST            OF THE FUND
                                                YEAR          (JUNE 19, 2000)
                                                ----          ---------------
LEUTHOLD SELECT
  INDUSTRIES FUND                             -13.16%               8.96%
S&P 500*<F1>                                  -11.87%             -14.40%
Russell 2000**<F2>                              2.60%              -2.85%



 *<F1> The S&P 500 is a widely recognized unmanaged index of stock prices. **<F2> The Russell 2000 is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.



                               GRIZZLY SHORT FUND



TOTAL RETURN
(per calendar year)



                              2001          22.11%



Note: During the one year period shown on the bar chart, the Fund's highest total return for a quarter was 34.82% (quarter ended September 30, 2001) and the lowest total return for a quarter was - 18.61% (quarter ended December 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2001)



                                                                 SINCE THE
                                                               INCEPTION DATE
                                                PAST            OF THE FUND
                                                YEAR          (JUNE 19, 2000)
                                                ----           --------------
GRIZZLY SHORT FUND                             22.11%              31.39%
S&P 500*<F3>                                  -11.87%             -14.40%
Russell 2000**<F4>                              2.60%              -2.85%



 *<F3>   The S&P 500 is a widely recognized unmanaged index of stock prices.
**<F4> The Russell 2000 is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.


                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                             LEUTHOLD SELECT       GRIZZLY
                                             INDUSTRIES FUND      SHORT FUND
                                             ---------------      ----------
Maximum Sales Charge                            No                 No
  (Load) Imposed on                             Sales              Sales
  Purchases (as a                               Charge             Charge
  percentage of
  offering price)
Maximum Deferred Sales                          No                 No
  Charge (Load)                                 Deferred           Deferred
                                                Sales              Sales
                                                Charge             Charge
Maximum Sales Charge                            No                 No
  (Load) Imposed on                             Sales              Sales
  Reinvested Dividends                          Charge             Charge
  and Distributions
Redemption Fee                                  None*<F5>          None*<F5>
Exchange Fee                                    None**<F6>         None**<F6>

 *<F5> Our transfer agent charges a fee of $15.00 for each wire redemption. **<F6> Our transfer agent charges a fee of $5.00 for each telephone exchange.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                          LEUTHOLD SELECT         GRIZZLY
                                          INDUSTRIES FUND        SHORT FUND
                                          ---------------        ----------
Management Fees                                 1.00%               1.25%
Distribution
  (12b-1) Fees                                  None                None
Other Expenses                                  1.22%               2.67%
                                                -----               -----
  Service Fees                         0.10%               0.10%
  Dividend on Short
    Positions                          0.00%               0.46%
  All remaining
    Other Expenses                     1.12%               2.11%
Total Annual Fund
  Operating Expenses                            2.22%               3.92%
                                                -----               -----
Expense Reimbursement                          (0.27%)             (0.96%)
                                                -----               -----
Net Expenses*<F7>                               1.95%               2.96%
                                                -----               -----
                                                -----               -----



*<F7> The Adviser has agreed to waive its advisory fee to the extent necessary to insure that Net Expenses (excluding dividends on short positions) do not exceed 1.95% of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund. The Adviser may recover waived advisory fees in subsequent years.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                           LEUTHOLD SELECT              GRIZZLY
                           INDUSTRIES FUND             SHORT FUND
                           ---------------             ----------
1 Year                           $198                      $299
3 Years                          $612                      $915
5 Years                        $1,052                    $1,557
10 Years                       $2,275                    $3,280


                            OTHER INFORMATION ABOUT
                        THE FUNDS' INVESTMENT OBJECTIVES

Both the Leuthold Select Industries Fund and the Grizzly Short Fund seek capital appreciation. Although they have no intention of doing so, each Fund may change its investment objective without obtaining shareholder approval. Shareholders will be notified of any such change. Please remember that an investment objective is not a guarantee. An investment in each Fund might not appreciate and investors could lose money.

Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund will take temporary defensive positions. Although neither Fund will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Because the Grizzly Short Fund's principal investment strategy is to effect short sales, a significant portion of its assets will be held in liquid securities, including money market instruments, as "cover" for its short sales. Typically the obligations associated with the Grizzly Short Fund's outstanding short sales will be approximately equal to the Grizzly Short Fund's investments in money market instruments.

                                 MANAGEMENT OF
                                   THE FUNDS

LEUTHOLD WEEDEN CAPITAL MANAGEMENT, LLC MANAGES EACH FUND'S INVESTMENTS

Leuthold Weeden Capital Management, LLC (the "Adviser") is the investment adviser to each Fund. The Adviser's address is:

         100 North Sixth Street
         Suite 412A
         Minneapolis, MN  55403


The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund's only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell. The Leuthold Select Industries Fund pays the Adviser an annual investment advisory fee equal to 1.00% of its average net assets, and the Grizzly Short Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average net assets. Steven C. Leuthold and James E. Floyd are the co-portfolio managers of the Leuthold Select Industries Fund and as such are primarily responsible for the day-to-day management of that Fund's portfolio. Steven C. Leuthold and Charles D. Zender are the co-portfolio managers of the Grizzly Short Fund and as such are primarily responsible for the day-to-day management of that Fund's portfolio. Mr. Leuthold is the chief executive officer of the managing member of the Adviser. Mr. Leuthold also has been Chairman and Portfolio Manager of Leuthold & Anderson, Inc. since its organization in August, 1987, a portfolio manager of Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. Mr. Floyd is a Managing Director and a member of the Adviser and has been a senior analyst of The Leuthold Group since November, 1981. Mr. Zender is a Managing Director and a member of the Adviser and has been a Managing Director of The Leuthold Group since 1991.


THE ADVISER HAS CONSTRUCTED A MODEL PORTFOLIO WITH THE SAME INVESTMENT OBJECTIVE AS THE LEUTHOLD SELECT INDUSTRIES FUND

Since January 1, 1996 the Adviser and its predecessors have constructed a model portfolio (the "Model") using substantially similar, though not identical, investment strategies and techniques as those used by the Leuthold Select Industries Fund. The results below illustrate the performance of a hypothetical investment in the Model. Since January 1, 1996 a portion of the assets in accounts managed by the Adviser and its predecessors were managed using similar, though not identical, investment strategies and techniques as those used by the Model and the Leuthold Select Industries Fund. The investment returns before expenses of the portion of those accounts so managed were not materially different from those of the Model.

The performance of the Model assumes an initial investment on the Model's inception date in the securities then selected by the Adviser's quantitative investment approach. The Model then assumes that securities transactions for the Model were effected at the same prices and times as securities transactions for the other accounts managed by the Adviser and its predecessors that then used the quantitative investment approach utilized by the Leuthold Select Industries Fund. The performance of the Model includes commission payments, reflects the payment of other expenses accrued at the annual rate of 1.95% of the Model's average net assets, but does not reflect the reinvestment of dividends. The Model and its performance does not reflect the performance of any accounts or a composite of accounts or segments of accounts managed by the Adviser.

The performance information for the Model and the S&P 500 is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.


ANNUAL RATES OF RETURN(1)<F8>
YEARS ENDED DECEMBER 31,                        1996       1997       1998       1999        2000             2001
                                                ----       ----       ----       ----        ----             ----
LEUTHOLD SELECT INDUSTRIES FUND                 N/A        N/A         N/A        N/A       31.40%(2)<F9>   (13.16)%
Model Portfolio                                17.02%     40.69%     18.03%     45.64%      69.50%          (12.94)%
S&P 500 Index                                  23.00%     33.30%     28.57%     21.02%      (9.10)%         (11.87)%



AVERAGE ANNUAL TOTAL RETURN(1)<F8>                                                                 SINCE JANUARY 1, 1996
(FOR THE PERIOD ENDED DECEMBER 31, 2001)                 1 YEAR        3 YEARS        5 YEARS            (6 YEARS)
                                                         ------        -------        -------      ---------------------
LEUTHOLD SELECT INDUSTRIES FUND                         (13.16)%         N/A            N/A                 N/A
Model Portfolio                                         (12.94)%       29.02%          28.95%              26.87%
S&P 500 Index                                           (11.87)%       (1.03)%         10.68%              12.64%


(1)<F8> Each annual rate of return represents the increase or decrease in the Model portfolio and the S&P 500 Index during the year. Average annual total return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.
(2)<F9> Total return from June 19, 2000 (commencement of operations) through December 31, 2000.


Investors should remember that past performance is not necessarily an indication of future performance. Investors should not consider the performance data of the Model to be an indication of the future performance of the Leuthold Select Industries Fund or the results an individual investor might achieve by investing in the Leuthold Select Industries Fund. In particular with the exception of 2000 and 2001, the period from January 1, 1996 through December 31, 2001 was a period of a generally rising stock market, particularly favorable to growth stock investing. It is uncertain how the Model Portfolio will perform over a complete market cycle.


Investors should also recognize that there are limitations inherent in reporting the performance of a model portfolio. The performance of the Model, while based on actual trades, does not reflect trading by the Model. An investor purchasing or selling the same securities as the Model may not have been able to purchase or sell them at the same price as reflected in the performance of the Model.
The performance of the Model does not reflect the effects of cash flows in and out of the portfolio. Unlike the Model, the Leuthold Select Industries Fund will purchase and sell investments continuously and may not be able to be fully invested at all times as was the Model.

THE ADVISER HAS EXPERIENCE MANAGING ACCOUNTS WITH THE SAME INVESTMENT OBJECTIVE AS THE GRIZZLY SHORT FUND


We are providing historical performance data of certain investment advisory accounts managed by the Adviser and its predecessors. The data illustrates the investment performance of all portfolios similar to the Grizzly Short Fund and compares the performance to specified market indices. The Short Portfolio Composite includes all active accounts of the Adviser and its predecessors invested in the AdvantHedge Short Selling Program. The Short Portfolio Composite does not include all of the assets under management of the Adviser and its predecessors, but does include all accounts having the same investment objective as the Grizzly Short Fund. It may not accurately reflect the performance of all accounts managed by the Adviser and its predecessors. The accounts included in the Short Portfolio Composite had the same investment objective as the Grizzly Short Fund and were managed using substantially similar, though not in all cases identical, investment strategies and techniques as those used by the Grizzly Short Fund. All performance data is historical and investors should not consider this performance data as an indication of the future performance of the Grizzly Short Fund or the results an individual investor might achieve by investing in the Grizzly Short Fund. Investors should not rely on the historical performance of the Adviser and its predecessors when making an investment decision.


All returns are time-weighted total rates of return and include the reinvestment of interest and the payment of dividends on securities sold short. The performance information for the Short Portfolio Composite is net of the advisory fees charged by the Adviser and its predecessors to the accounts comprising the Short Portfolio Composite and all other expenses (except custody and related expenses). The performance information for the Short Portfolio Composite does not reflect the assessment of the Grizzly Short Fund's advisory fee or other expenses equivalent to the Grizzly Short Fund's operating expenses. The fees and expenses of the Short Portfolio Composite were less than the annual expenses of the Grizzly Short Fund. The performance of the Short Portfolio Composite would have been lower had the Short Portfolio Composite incurred higher fees and expenses. The net effect of the deduction of the Grizzly Short Fund's advisory fee and other operating expenses on annualized performance, including the compounded effect over time, may be significant. The Short Portfolio Composite was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If it had been, its performance may have been adversely affected.

The performance information for the Short Portfolio Composite and the S&P 500 is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited. AS DEMONSTRATED BELOW A SHORT FUND IN A GENERALLY RISING STOCK MARKET CAN BE EXPECTED TO SIGNIFICANTLY UNDERPERFORM THE S&P 500 AND OTHER COMPARABLE BROAD-BASED STOCK MARKET INDICES. PORTFOLIO GAINS FOR A SHORT FUND ARE TYPICALLY REALIZED IN DECLINING STOCK MARKET PERIODS.


ANNUAL RATES OF RETURN(1)<F10>
YEARS ENDED
DECEMBER 31,                     1993      1994      1995      1996      1997      1998      1999      2000             2001
                                 ----      ----      ----      ----      ----      ----      ----      ----             ----
GRIZZLY SHORT FUND               N/A       N/A       N/A       N/A       N/A       N/A       N/A       24.58%(2)<F11>   22.11%
Short Portfolio Composite       (1.25)%   2.66%    (20.16)%   (8.99)%   (4.83)%   (0.89)%   (3.36)%    21.50%           26.88%
S&P 500 Index                   10.01%    1.22%     37.47%    23.00%    33.30%    28.57%    21.02%     (9.10)%         (11.87)%



AVERAGE ANNUAL TOTAL RETURN(1)<F10>                                                              SINCE
(FOR THE PERIOD ENDED DECEMBER 31, 2001)            1 YEAR        3 YEARS        5 YEARS      JUNE 1, 1992
                                                    ------        -------        -------      ------------
GRIZZLY SHORT FUND                                  22.11%          N/A            N/A            N/A
Short Portfolio Composite                           26.88%         14.20%          7.04%         (0.04)%
S&P 500 Index                                      (11.87)%        (1.03)%        10.68%         (7.83)%



(1)<F10> Each annual rate of return is the change in redemption value of units, assuming the reinvestment of dividends. Average annual total return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.
(2)<F11> Total return from June 19, 2000 (commencement of operations) through December 31, 2000.


Please remember that past performance is not necessarily an indication of future performance. Investors should also be aware that other performance calculation methods may produce different results, and that comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

SERVICE PLANS

Each of the Funds has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds.

These services may include:

  o assisting investors in processing purchase, exchange and redemption requests;

  o  processing dividend and distribution payments from the Funds;

  o providing information periodically to customers showing their positions in Fund shares;

  o  providing sub-accounting;

  o  forwarding communications from the Funds to their shareholders.

Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment.

                             THE FUNDS' SHARE PRICE


The price at which investors purchase shares of a Fund and at which shareholders redeem shares of a Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Funds value most money market instruments they hold at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase orders that they receive and accept and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.


Leuthold Select Industries Fund's NASDAQ symbol is "LSLTX". Grizzly Short Fund's NASDAQ symbol is "GRZZX".

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

 o  Read this Prospectus carefully.

 o Determine how much you want to invest, keeping in mind the following minimums:

   NEW ACCOUNTS
   Individual Retirement
      Accounts                   $ 1,000
   All other accounts            $10,000*<F12>


    *<F12> The Funds may, but are not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Funds.


   EXISTING ACCOUNTS

   Dividend reinvestment           No Minimum
   Automatic
      Investment Plan                    $ 50
   All other accounts                    $100

  o Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund's confirmation statements. (The Funds have additional Purchase Applications and Additional Investment Forms if you need them.) If you have any questions, please call 1-800-273-6886.


  o Make your check payable to "Leuthold Select Industries Fund" or "Grizzly Short Fund," as applicable. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.


Send the application and check to:


  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701



  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207


PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-273-6886 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. FUNDS SHOULD BE WIRED TO:


  U.S. Bank,  N.A.
  425 Walnut Street
  Cincinnati, Ohio  45202
  ABA #042000013



  CREDIT:
  U.S. Bancorp Fund Services, LLC
  Account #112-952-137


  FURTHER CREDIT:
  (name of Fund to be purchased)
  (shareholder registration)
  (shareholder account number, if known)


You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

  o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirement.

  o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


  o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that the Funds will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.


If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING
SHARES OF THE FUNDS

The Funds may reject any share purchase application for any reason. The Funds will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds.

The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer a telephone purchase option permitting shareholders to make additional purchases by telephone. The Funds offer the following retirement plans:

              TRADITIONAL IRA
              ROTH IRA

Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling 1-800-273-6886. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

Prepare a letter of instruction containing:

  o  account number(s)

  o  the amount of money or number of shares being redeemed

  o  the name(s) on the account

  o  daytime phone number


  o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.


Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution IN THE FOLLOWING SITUATIONS:

  o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

  o The redemption proceeds are to be sent to an address other than the address of record

  o  The redemption request is received within 30 days after an address change.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

Send the letter of instruction to:


  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701



  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207


PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE


Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone.


Assemble the same information that you would include in the letter of instruction for a written redemption request.


Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.


HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:


  o U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.



  o U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.



  o A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.


PAYMENT OF REDEMPTION PROCEEDS


  o For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information.



  o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.


  o Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Funds, shareholders should consider the following:

  o  The redemption may result in a taxable gain.

  o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).


  o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.



  o U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.



  o The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.



  o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.


  o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

Shares of the Funds may be exchanged for shares of:


  o  Leuthold Select Industries Fund
  o  Grizzly Short Fund
  o  Leuthold Core Investment Fund
  o  First American Prime Obligations Fund



at their relative net asset values. The Adviser also advises the Leuthold Core Investment Fund. An affiliate of U.S. Bancorp Fund Services, LLC, advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for prospectuses describing Leuthold Core Investment Fund and First American Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW TO EXCHANGE SHARES


1. Read this Prospectus (and, if applicable, the prospectus for Leuthold Core Investment Fund or First American Prime Obligations Fund) carefully.


2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.


3. Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. You may also make an exchange by writing to Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

The Funds distribute substantially all of their net investment income quarterly and substantially all of their capital gains annually. You have three distribution options:

AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional shares of the Funds.

CASH DIVIDEND OPTION - Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Funds.

ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.


You may make your distribution election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-273-6886.


Each Fund's distributions, whether received in cash or additional shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the applicable Fund holds the assets generating the capital gains). The Leuthold Select Industries Fund expects that its distributions will consist primarily of long-term and short-term capital gains. The Grizzly Short Fund expects that normally its distributions will consist of both ordinary income and short-term capital gains.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in each Fund's Annual Report which is available upon request.

LEUTHOLD SELECT INDUSTRIES FUND


                                                                                         JUNE 19, 2000(1)<F13>
                                                                      YEAR ENDED                   TO
                                                                  SEPTEMBER 30, 2001       SEPTEMBER 30, 2000
                                                                  ------------------       ------------------
Net asset value, beginning of period                                    $11.96                   $10.00
                                                                        ------                   ------

Income from investment operations:
   Net investment loss(2)<F14>                                           (0.06)                   (0.01)
   Net realized and unrealized gain (loss) on investment                 (1.94)                    1.97
                                                                        ------                   ------
   Total from investment operations                                      (2.00)                    1.96
                                                                        ------                   ------

Less distributions:
   From net investment income                                               --(3)<F15>               --
                                                                        ------                   ------
   Total distributions                                                      --                       --
                                                                        ------                   ------
Net asset value, end of period                                          $ 9.96                   $11.96
                                                                        ------                   ------
                                                                        ------                   ------

Total return                                                            (16.72)%                  19.60%(4)<F16>

Supplemental data and ratios:
Net assets, end of period                                          $13,883,463               $2,314,133
Ratio of expenses to average net assets:
   Before expense reimbursement                                           2.22%                   15.98%(5)<F17>
   After expense reimbursement                                            1.95%                    1.95%(5)<F17>
Ratio of net investment loss to average net assets:
   Before expense reimbursement                                          (1.08)%                 (14.57)%(5)<F17>
   After expense reimbursement                                           (0.81)%                  (0.54)%(5)<F17>
Portfolio turnover rate                                                 127.32%                   27.11%(4)<F16>



(1)<F13>  Commencement of operations.
(2)<F14> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F15>  Less than one cent per share.
(4)<F16>  Not annualized.
(5)<F17>  Annualized.


GRIZZLY SHORT FUND


                                                                                              JUNE 19, 2000(1)<F18>
                                                                           YEAR ENDED                   TO
                                                                       SEPTEMBER 30, 2001       SEPTEMBER 30, 2000
                                                                       ------------------       ------------------
Net asset value, beginning of period                                         $11.01                   $10.00
                                                                             ------                   ------

Income from investment operations:
   Net investment income(2)<F19>                                               0.58                     0.14
   Net realized and unrealized gains on short positions                        5.57                     1.00
                                                                             ------                   ------
   Total from investment operations                                            6.15                     1.14
                                                                             ------                   ------

Less distributions:
   From net investment income                                                 (0.58)                   (0.13)
                                                                             ------                   ------
   From net realized capital gains                                            (1.84)                      --
                                                                             ------                   ------
   Total distributions                                                        (2.42)                   (0.13)
                                                                             ------                   ------
Net asset value, end of period                                               $14.74                   $11.01
                                                                             ------                   ------
                                                                             ------                   ------

Total return                                                                  67.79%                   11.40%(3)<F20>

Supplemental data and ratios:
Net assets, end of period                                               $19,986,043               $2,343,978
Ratio of expenses to average net assets:
   Before expense reimbursement(5)<F22>                                        3.92%                   16.28%(4)<F21>
   After expense reimbursement(5)<F22>                                         2.96%                    2.75%(4)<F21>
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement(6)<F23>                                        3.79%                   (5.00)%(4)<F21>
   After expense reimbursement(6)<F23>                                         4.75%                    8.53%(4)<F21>
Portfolio turnover rate(7)<F24>                                                   0%                       0%



(1)<F18>  Commencement of operations.
(2)<F19> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F20>  Not annualized.
(4)<F21>  Annualized.
(5)<F22>  The operating expense ratios include dividends on short positions.
          The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 3.46% and 2.50%, respectively, for the year ended September 30, 2001, and 16.03% and 2.50%, respectively, for the period ended September 30, 2000.
(6)<F23>  The net investment income ratios include dividends on short positions.
(7)<F24> The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.


To learn more about the Leuthold Select Industries Fund and the Grizzly Short Fund, you may want to read their Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Funds have incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.


The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886.


Prospective investors and shareholders who have questions about Funds may also call the following number or write to the following address.

     Leuthold Funds, Inc.
     100 North Sixth Street
     Suite 412A
     Minneapolis, MN 55403
     1-888-200-0409


The general public can review and copy information about Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:


     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-6009

Please refer to the Funds' Investment Company Act File No. 811-09094 when seeking information about the Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             JANUARY 31, 2002
for LEUTHOLD CORE INVESTMENT FUND


                              LEUTHOLD FUNDS, INC.
                             100 North Sixth Street
                                   Suite 412A
                          Minneapolis, Minnesota 55403




          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Leuthold Core Investment Fund dated January 31, 2002. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403, Attention: Corporate Secretary, or by calling 1-800-273-6886.

          The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2001, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on December 7, 2001:

                          Leuthold Core Investment Fund

          Statement of Assets and Liabilities
          Statement of Operations
          Statements of Changes in Net Assets
          Financial Highlights
          Schedule of Investments
          Notes to the Financial Statements
          Report of Independent Public Accountants

                              Leuthold Funds, Inc.

                                TABLE OF CONTENTS
                                -----------------
                                                                        Page No.
                                                                        --------

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION....................................13

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS...........................15

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
AND ACCOUNTING SERVICES AGENT................................................16

SERVICE PLAN.................................................................19

DETERMINATION OF NET ASSET VALUE.............................................20

REDEMPTION OF SHARES.........................................................21

SYSTEMATIC WITHDRAWAL PLAN...................................................21

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES............................22

ALLOCATION OF PORTFOLIO BROKERAGE............................................22

TAXES........................................................................24

STOCKHOLDER MEETINGS.........................................................25

CAPITAL STRUCTURE............................................................26

PERFORMANCE INFORMATION......................................................27

DESCRIPTION OF SECURITIES RATINGS............................................28

INDEPENDENT PUBLIC ACCOUNTANTS...............................................31

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2002, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

          This Statement of Additional Information does not constitute an offer to sell securities.

                                      (i)

                         FUND HISTORY AND CLASSIFICATION

          Leuthold Funds, Inc. (the "Corporation") is an open-end management investment company consisting of three diversified portfolios, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund (individually a "Fund" and collectively the "Funds"). This Statement of Additional Information provides information about the Leuthold Core Investment Fund. Leuthold Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act"). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995. (Prior to January 30, 1998 Leuthold Core Investment Fund was called "Leuthold Asset Allocation Fund.")

                             INVESTMENT RESTRICTIONS

          Leuthold Core Investment Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

          1. The Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          2. The Fund will not buy securities on margin or write put or call options.

          3. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund's total assets) or for emergency or extraordinary purposes. The Fund will not borrow money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

          4. The Fund will not pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by the Fund are not considered to be pledged or hypothecated.

          5. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

          6. The Fund will not make loans, except it may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

          7. The Fund will not concentrate more than 25% of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          8. The Fund will not make investments for the purpose of exercising control or management of any company.

          9. The Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

          10. The Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

          11. The Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

          The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

          1. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

          2. The Fund will not invest more than 5% of the Fund's total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          3. The Fund will not purchase illiquid securities if, as a result of such purchase, more than 5% of the total value of its total assets would be invested in such securities.

          4. The Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the

     Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

          5. The Fund may purchase put or call options provided that the Fund's investments in such put or call options will be limited to 5% of the Fund's net assets.

          6. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of the Fund's net assets would be invested in shares of registered investment companies.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

          The prospectus for the Leuthold Core Investment Fund describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options

          The Fund may purchase warrants and put and call options on securities.

          By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stocks

          The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero Coupon U.S. Treasury Securities

          The Fund may also invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

Money Market Instruments

          The money market instruments in which the Fund invests include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor's Corporation ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

          Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

          The Fund may invest in securities of foreign issuers. In addition, a registered investment company in which the Fund may invest may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

          There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

          Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

          Since the Fund or a registered investment company in which the Fund may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Fund's assets from the perspective of U.S. investors. Certain registered investment companies, but not the Fund, may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

          The Fund may hold securities of U.S. and foreign issuers in the form of American Depository Receipts ("ADRs") or American Depository Shares ("ADSs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

Short Sales

          The Fund may seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

High Yield and Other Securities

          The Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). A registered investment company in which the Fund invests may also invest in such debt securities. These debt securities may be rated investment grade by S&P or Moody's. Securities rated BBB by S&P or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund (and registered investment companies in which the Fund may, at times, invest) may also invest in securities that are rated below investment grade. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

          The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

          The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefor tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

          Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's (or the underlying registered investment company's) net assets.

          The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

          Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

          Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Fund (or a registered investment company in which the Fund invests) should monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

Registered Investment Companies

          The Fund may invest up to 25% of its net assets in shares of registered investment companies. The Fund will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund) if (a) the Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If the Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

          Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Fund invests. By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company's shares.

          Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

          Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund and its investment adviser. At any particular time, one registered investment company in which the Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund would incur certain transactional costs without accomplishing any investment purpose.

          Although the Fund will not concentrate its investments, registered investment companies in which the Fund invests may concentrate their investments within one industry (i.e. sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Futures Contracts

          A registered investment company in which the Fund invests may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

          A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

          Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

          A registered investment company in which the Fund invests may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying registered investment company will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the registered investment company's average yield as a result of the shortening of maturities.

          The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying registered investment company's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the investments being hedged. While a registered investment company in which the Fund invests will incur commission expenses in selling and closing out futures positions (by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

          A registered investment company in which the Fund invests may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an underlying registered investment company would probably expect that an equivalent amount of futures contracts will be closed out.

          Unlike when a registered investment company in which the Fund invests purchases or sells a security, no price is paid or received by the registered investment company upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying registered investment company is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying registered investment company upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

          Subsequent payments, called "variation margin" or "maintenance margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

          A registered investment company in which the Fund invests may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the registered investment company. The underlying registered investment company may close its positions by taking opposite positions which will operate to terminate its position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the underlying registered investment company, and it realizes a loss or a gain. Such closing transactions involve additional commission costs.

          A stock index futures contract may be used to hedge an underlying registered investment company's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the registered investment company may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the registered investment company than if it had not entered into futures contracts on debt securities or stock indexes.

          The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, participants may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

          Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

          In order to assure that registered investment companies have sufficient assets to satisfy their obligations under their futures contracts, the registered investment companies in which the Fund invests are required to maintain an amount of cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

          The risk to an underlying registered investment company from investing in futures is potentially unlimited. Gains and losses on investments in futures depend upon the underlying registered investment company's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

Options on Futures Contracts

          A registered investment company in which the Fund invests may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying registered investment company may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. A registered investment company in which the Fund invests may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

          The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying registered investment company is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

          In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a registered investment company because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to a registered investment company in which the Fund invests when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Illiquid Securities

          The Fund may invest up to 5% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 5% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the

Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Lending Portfolio Securities

          In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

          The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Portfolio Turnover

          The Fund's annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

          As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

          *Steven C. Leuthold -- Director, President and Treasurer. Mr. Leuthold, 64, is the chief executive officer of the managing member of Leuthold Weeden Capital Management, LLC (the "Adviser"). He has also been a Portfolio Manager for the predecessors to the Adviser, Leuthold & Anderson, Inc. (since
1987) and Leuthold, Weeden & Associates, L.P. (since 1991)

------------------
     * Messrs. Leuthold and Favreau are "interested persons" of the Corporation (as defined in the Act).

and Chairman of The Leuthold Group since November, 1981. Mr. Leuthold graduated from the University of Minnesota with a B.S. in History in 1960. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

          *Edward C. Favreau - Director and Vice President. Mr. Favreau, 50, has been Manager of Marketing and Sales of the Adviser since July, 1999. Prior to joining the Adviser, Mr. Favreau served as Vice President and Sales Manager of U.S. Bancorp Investments Inc. (formerly First Bank Investment Services) from June, 1993 until July, 1999. Prior to that time Mr. Favreau served in various capacities for U.S. Bank from July, 1988 until June, 1993. Mr. Favreau graduated from Mankato State University with a B.S. in Business Administration in 1977. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

          John S. Chipman -- Director. Mr. Chipman, 75, has been Regent's Professor of Economics at the University of Minnesota since 1981. He was a Guest Professor at the University of Konstanz, Germany from 1986 to 1991 and was awarded an honorary doctorate from such institution in 1991. Mr. Chipman received his Ph.D. in Economics from Johns Hopkins University in 1950. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

          Lawrence L. Horsch -- Director. Mr. Horsch, 67, has been a member of the Board of Directors of Boston Scientific Corp., a public company engaged in developing, producing and marketing medical devices, since February, 1995, when SCIMED Life Systems, Inc., a medical products company he helped organize in 1971, merged with Boston Scientific Corp. Prior to such merger, Mr. Horsch served in various capacities with SCIMED Life Systems, Inc., including Acting Chief Financial Officer from 1994 to 1995, Chairman of the Board from 1977 to 1994, and as a director from 1977 to 1995. He has also served as Chairman of Eagle Management & Financial Corp., a management consulting firm, since 1990. Mr. Horsch attended the College of St. Thomas and Northwestern University, where he received an M.B.A. in Finance in 1958. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

          Paul M. Kelnberger -- Director. Mr. Kelnberger, 58, joined Johnson, West & Co., PLC, a public accounting firm, in 1969 and has been a partner since 1975. He is also a director of Video Update, Inc., a public company engaged in owning, operating and franchising video rental superstores. Mr. Kelnberger is a Certified Public Accountant (CPA). His address is c/o Johnson, West & Co., PLC, 336 Robert Street North, Suite 1400, St. Paul, MN 55101.

          David R. Cragg - Vice President and Secretary. Mr. Cragg, 32, has been Manager of Compliance of the Adviser since January, 1999. Prior to joining the Adviser, Mr. Cragg served as Operations Manager of Piper Trust Company from November, 1997 until January, 1999. Prior to that time, Mr. Cragg served in various capacities for Piper Trust Company from February, 1993 until November, 1997. Mr. Cragg graduated from Westmont College in 1991 with a B.A. in Economics. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

          The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $1,500 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

          The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended September 30, 2001:

                                              COMPENSATION TABLE
                                                                                                 Total
                                                                                              Compensation
                                                                            Estimated       from Corporation
                             Aggregate          Pension or Retirement         Annual            and Fund
    Name of                 Compensation         Benefits Accrued As       Benefits Upon     Complex Paid to
    Person                from Corporation      Part of Fund Expenses       Retirement          Directors
    ------                ----------------      ---------------------      --------------       ---------
Steven C. Leuthold               $0                       $0                    $0                 $0

Charles D. Zender(1)             $0                       $0                    $0                 $0

Edward C. Favreau                $0                       $0                    $0                 $0

John S. Chipman                $3,000                     $0                    $0               $3,000

Lawrence L. Horsch             $3,000                     $0                    $0               $3,000

Paul M. Kelnberger             $3,000                     $0                    $0               $3,000
-----------------
(1)  Mr. Zender resigned as a director of the Corporation effective October 29, 2001.

          The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

          Set forth below are the names and addresses of all holders of the Fund's shares who as of December 31, 2001 owned of record, or to the knowledge of the Fund, beneficially owned, more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Fund as a group.

   Name and Address
   of Beneficial Owner                   Number of Shares     Percent of Class
   -------------------                   ----------------     ----------------

Charles Schwab & Co., Inc.(1)
101 Montgomery Street
San Francisco, CA  94104-4122                 2,505,883             22.00%

National Investor Services Corp.(1)
55 Water Street
32nd Floor
New York, NY  10041-3299                      1,725,671             15.15%

American Express Trust Company, Trustee
Gray, Plant, Mooty, Mooty & Bennett
  Retirement Savings Plan
33 South Sixth Street
Suite 3400
Minneapolis, MN  55402-3796                     617,163              5.42%

Officers and Directors as a Group(6 persons)    117,281(2)           1.56%

-------------------
   (1)The shares held by Charles Schwab & Co., Inc. and National Investor Services Corp. were owned of record only.

   (2)Includes 88,159 shares held by the Steven Leuthold Trust, for which Albert Andrews, Jr. serves as sole trustee.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser

          The investment adviser to the Fund is Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403 (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by Steven C. Leuthold, who is the chief executive officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives a monthly fee based on the Fund's average daily net assets at the annual rate of 0.90%.

          The Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

          During the fiscal years ended September 30, 2001, 2000 and 1999, the Fund incurred advisory fees payable to the Adviser of $1,086,186, $633,451 and $483,572, respectively.

          The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2%. As of the date hereof, no such state law provision was applicable to the Fund. Additionally, the Adviser has voluntarily agreed to reimburse the Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund's daily net assets. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended September 30, 2001, 2000 and 1999, the Adviser reimbursed the Fund $0, $5,751 and $36,678, respectively, for excess expenses.

          The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

          The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

The Administrator

          The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Under the Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the "Administration Agreement"), the Administrator prepared and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly at an annual rate of .07% of the first $200,000,000 of the Fund's average net assets,
 .06% of the next $500,000,000 of the Fund's average net assets, and .04% of the Fund's average net assets in excess of $700,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $35,000. During the fiscal years ended September 30, 2001, 2000 and 1999, the Fund incurred fees of $99,476, $58,118 and $41,625, respectively, payable to the Administrator pursuant to the Administration Agreement.

          The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

          Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Custodian

          U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

          U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to stockholders of the Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to the Fund.

The Accounting Servicing Agent

          The Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly, based on the total annual rate of $33,000 for the first $100 million in average net assets of the Fund, .015% on the next $200 million of average net assets, and .01% on average net assets exceeding $300 million. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. During the fiscal years ended September 30, 2001, 2000 and 1999, the Fund incurred fees of $44,390, $36,933 and $35,763, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.

Principal Underwriter

          Rafferty Capital Markets, LLC serves as principal underwriter for the Fund. Its principal business address is 550 Mamaroneck Avenue, Harrison, New York 10528.

                                  SERVICE PLAN

          The Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to the Fund. Payments under this plan are authorized by the officers of the Corporation.

          The service plan may be terminated by the Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plan, and will be terminated if its continuance is not approved annually by such directors.

          The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plan as reported to it by the officers of the Corporation.

                        DETERMINATION OF NET ASSET VALUE

          The net asset value of the Fund is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

          Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

          The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

          Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's securities occur during such a period, then these securities may be valued at their fair value as determined in good faith by the Directors.

          Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and the Fund's net asset value is not calculated. When determining net asset value, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 3:00 P.M. Central Time. Events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange generally are not reflected in such net asset value. However, if events materially affecting the value of the Fund's securities occur during such a period, these securities may be valued at their value as determined in good faith by the Directors.

          The Fund has adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a type which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                              REDEMPTION OF SHARES

          The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                           SYSTEMATIC WITHDRAWAL PLAN

          An investor who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

          Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

          The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty (30) days prior to the next payment.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

          The Fund offers an automatic investment option pursuant to which money will be moved from a stockholder's bank account to the stockholder's Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

          The Fund offers a telephone purchase option pursuant to which money will be moved from the stockholder's bank account to the stockholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

          The Adviser may allocate brokerage to Weeden & Co., L.P. ("Weeden") but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Steven C. Leuthold is a limited partner of Weeden. Weeden's institutional investment research division is designated The Leuthold Group, in which Steven C. Leuthold has a separate fifty-percent pecuniary interest. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

          In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided.

          During the fiscal year ended September 30, 1999, the Fund paid brokerage commissions of $184,850, on transactions having a total market value of $110,374,350. During the same period, the Fund paid Weeden brokerage commissions of $163,027 (or 88.2% of the total commissions paid) on transactions having a total market value of $93,839,065 (or 85.0% of the aggregate amount of transactions). During the fiscal year ended September 30, 2000 the Fund paid brokerage commissions of $257,442 on transactions having a total market value of $177,292,360. During the same period, the Fund paid Weeden brokerage commissions of $233,463 (or 90.7% of the total commissions paid) on transactions having a total market value of $157,239,557 (or 88.7% of the aggregate amount of transactions). During the fiscal year ended September 30, 2001 the Fund paid brokerage commissions of $540,578 on transactions having a total market value of $337,978,076. During the same period, the Fund paid Weeden brokerage commissions of $441,531 (or 82% of the total commissions paid) on transactions having a total market value of $285,508,648 (or 84% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                                      TAXES

          The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a registered investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

          Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to stockholders as ordinary income, whereas distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund. Gains on short sales generally are treated as short-term capital gains.

          Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

          Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          The Fund may be required to withhold Federal income tax at a rate of 30% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

          This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

          The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

          The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

          The Corporation's Articles of Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering three series, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund.

          The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund except where class voting rights by Fund is required by Maryland law or the Act.

          The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated among the Funds on a differing basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the

Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                             PERFORMANCE INFORMATION

          The Fund may provide from time to time in advertisements, reports to stockholders and other communications with stockholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments of the Fund for a stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects the Fund's total return since inception.

          The Fund's average annual compounded rate of return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:  P   = a hypothetical initial payment of $1,000

        T   = average annual total return

        n   = number of years

        ERV = ending redeemable value at the end of the period of a hypothetical
              $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

          The Fund's average annual compounded rate of return for the period from the Fund's commencement of operations (November 20, 1995) through September 30, 2001 was 9.69% and for the one year period and the five year period ended September 30, 2001 was -6.16% and 10.31%, respectively. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the period from November 20, 1995 through September 30, 2000 to keep aggregate annual operating expenses at or below 1.25% of average daily net assets. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

          The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as represented by Lipper Analytical Services, Inc., Morningstar, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar, Inc. are independent fund ranking services that rank mutual funds based upon total return performance.) The Fund also may compare its performance to the Standard & Poor's Composite Index of 500 Stocks, the Lehman Brothers Government/Corporate Bond Index, U.S. Treasury Bills and to various combinations thereof.

                        DESCRIPTION OF SECURITIES RATINGS

          The Fund (or a registered investment company in which the Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). As also set forth therein, the Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor's or Moody's. A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Debt Ratings. A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          Moody's Bond Ratings.
          --------------------

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

          Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                         INDEPENDENT PUBLIC ACCOUNTANTS

          Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent public accountants for the Fund.

STATEMENT OF ADDITIONAL INFORMATION                             JANUARY 31, 2002
for LEUTHOLD SELECT INDUSTRIES FUND
     GRIZZLY SHORT FUND


                              LEUTHOLD FUNDS, INC.
                             100 North Sixth Street
                                   Suite 412A
                          Minneapolis, Minnesota 55403




          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Leuthold Select Industries Fund and Grizzly Short Fund dated January 31, 2002. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403, Attention: Corporate Secretary, or by calling 1-800-273-6886.

          The following financial statements are incorporated by reference to the Annual Reports, dated September 30, 2001, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on December 7, 2001:

                         Leuthold Select Industries Fund

          Statement of Assets and Liabilities
          Statement of Operations
          Statements of Changes in Net Assets
          Financial Highlights
          Schedule of Investments
          Notes to the Financial Statements
          Report of Independent Public Accountants

                               Grizzly Short Fund

          Statement of Assets and Liabilities
          Statement of Operations
          Statements of Changes in Net Assets
          Financial Highlights
          Schedule of Investments
          Securities Sold Short
          Notes to the Financial Statements
          Report of Independent Public Accountants

                              Leuthold Funds, Inc.

                                TABLE OF CONTENTS
                                -----------------
                                                                        Page No.
                                                                        --------

FUND HISTORY AND CLASSIFICATION................................................1

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT CONSIDERATIONS......................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION......................................7

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS.............................9

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
 AND ACCOUNTING SERVICES AGENT................................................10

SERVICE PLANS.................................................................14

DETERMINATION OF NET ASSET VALUE..............................................14

REDEMPTION OF SHARES..........................................................15

SYSTEMATIC WITHDRAWAL PLAN....................................................15

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES.............................16

ALLOCATION OF PORTFOLIO BROKERAGE.............................................16

TAXES.........................................................................18

STOCKHOLDER MEETINGS..........................................................19

CAPITAL STRUCTURE.............................................................20

PERFORMANCE INFORMATION.......................................................21

INDEPENDENT PUBLIC ACCOUNTANTS................................................22

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated, January 31, 2002, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

          This Statement of Additional Information does not constitute an offer to sell securities.

                                      (i)

                         FUND HISTORY AND CLASSIFICATION

          Leuthold Funds, Inc. (the "Corporation") is an open-end management investment company consisting of three diversified portfolios, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund (individually a "Fund" and collectively the "Funds"). This Statement of Additional Information provides information about the Leuthold Select Industries Fund and the Grizzly Short Fund. Leuthold Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act"). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.

                             INVESTMENT RESTRICTIONS

          The Leuthold Select Industries and the Grizzly Short Fund have adopted the following investment restrictions which are matters of fundamental policy. Each Fund's investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

          1. Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          2. Neither Fund will buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each Fund may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

          3. Each Fund may sell securities short and write put and call options to the extent permitted by the Act. Neither Fund has any present intention of writing put or call options. The Leuthold Select Industries Fund has no present intention of selling securities short.

          4. Each Fund may borrow money or issue senior securities to the extent permitted by the Act.

          5. Each Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

          6. Neither Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

          7. Neither Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

          8. Neither Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          9. Neither Fund will make investments for the purpose of exercising control or management of any company.

          10. Neither Fund will purchase or sell real estate or real estate mortgage loans and neither Fund will make any investments in real estate limited partnerships.

          11. Neither Fund will purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts. Neither Fund has any present intention of entering into futures contracts or options on futures contracts.

          12. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

          Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

          1. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

          2. Neither Fund will purchase illiquid securities if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

          3. Neither Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of such Fund's net assets would be invested in shares of registered investment companies.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

          The prospectus for the Leuthold Select Industries Fund and the Grizzly Short Fund describe their principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Money Market Instruments

          The money market instruments in which the Funds may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor's Corporation ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds' investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

          Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. Neither Fund will enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the

Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

          The Leuthold Select Industries Fund may invest in securities of foreign issuers traded in the U.S. securities markets, either directly or through American Depository Receipts ("ADRs"). Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities. The Grizzly Short Fund may sell short ADRs.

          There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

          ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. The Leuthold Select Industries Fund may invest in sponsored and unsponsored ADRs and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.

Short Sales

          The Grizzly Short Fund will seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Grizzly Short Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or
(b) otherwise cover the Fund's short position. For example if the Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it will borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market. Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender. If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss. The Fund's goal when effecting short sales is to "Sell high and Buy low."

          Both Funds may make short sales "against the box" (i.e. when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short). Selling short "against the box" is not a principal investment strategy of either Fund.

Registered Investment Companies

          Each Fund may invest up to 25% of its net assets in shares of registered investment companies. Neither Fund will purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund) if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

          Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company's shares.

          Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

          Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund would incur certain transactional costs without accomplishing any investment purpose.

Illiquid Securities

          Each Fund may invest up to 5% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 5% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Lending Portfolio Securities

          In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

          The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

          Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes. Neither Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If a Fund's borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

          Each Fund's annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The Leuthold Select Industries Fund anticipates that its annual portfolio turnover rate normally will exceed 100%. (Its annual portfolio turnover rate was less than 100% during the fiscal period ended September 30, 2000 because the fiscal period was less than four months.) The Grizzly Short Fund anticipates that its annual portfolio turnover rate normally will be substantially less than 100% because the calculation of the portfolio turnover rate will exclude purchases and sales of short positions. These purchases and sales will be excluded because the Grizzly Short Fund does not intend to hold its short positions for more than one year.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

          As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

          *Steven C. Leuthold -- Director, President and Treasurer. Mr. Leuthold, 64, is the chief executive officer of the managing member of Leuthold Weeden Capital Management, LLC (the "Adviser"). He has also been a Portfolio Manager for the predecessors to the Adviser, Leuthold & Anderson, Inc. (since
1987) and Leuthold, Weeden & Associates, L.P. (since 1991), and Chairman of The Leuthold Group since November, 1981. Mr. Leuthold graduated from the University of Minnesota with a B.S. in History in 1960. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

          *Edward C. Favreau - Vice President. Mr. Favreau, 50, has been Manager of Marketing and Sales of the Adviser since July, 1999. Prior to joining the Adviser, Mr. Favreau served as Vice President and Sales Manager of U.S. Bancorp Investments Inc. (formerly First Bank Investment Services) from June, 1993 until July, 1999. Prior to that time Mr. Favreau served in various capacities for U.S. Bank from July, 1988 until June, 1993. Mr. Favreau graduated from Mankato State University with a B.S. in Business Administration in 1977. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

          John S. Chipman -- Director. Mr. Chipman, 75, has been Regent's Professor of Economics at the University of Minnesota since 1981. He was a Guest Professor at the University of Konstanz, Germany from 1986 to 1991 and was awarded an honorary doctorate from such institution in 1991. Mr. Chipman received his Ph.D. in Economics from Johns

------------------
      * Messrs. Leuthold and Favreau are "interested persons" of the Corporation (as defined in the Act).

Hopkins University in 1950. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

          Lawrence L. Horsch -- Director. Mr. Horsch, 67, has been a member of the Board of Directors of Boston Scientific Corp., a public company engaged in developing, producing and marketing medical devices, since February, 1995, when SCIMED Life Systems, Inc., a medical products company he helped organize in 1971, merged with Boston Scientific Corp. Prior to such merger, Mr. Horsch served in various capacities with SCIMED Life Systems, Inc., including Acting Chief Financial Officer from 1994 to 1995, Chairman of the Board from 1977 to 1994, and as a director from 1977 to 1995. He has also served as Chairman of Eagle Management & Financial Corp., a management consulting firm, since 1990. Mr. Horsch attended the College of St. Thomas and Northwestern University, where he received an M.B.A. in Finance in 1958. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

          Paul M. Kelnberger -- Director. Mr. Kelnberger, 58, joined Johnson, West & Co., PLC, a public accounting firm, in 1969 and has been a partner since 1975. He is also a director of Video Update, Inc., a public company engaged in owning, operating and franchising video rental superstores. Mr. Kelnberger is a Certified Public Accountant (CPA). His address is c/o Johnson, West & Co., PLC, 336 Robert Street North, Suite 1400, St. Paul, MN 55101.

          David R. Cragg - Vice President and Secretary. Mr. Cragg, 32, has been Manager of Compliance of the Adviser since January, 1999. Prior to joining the Adviser, Mr. Cragg served as Operations Manager of Piper Trust Company from November, 1997 until January, 1999. Prior to that time, Mr. Cragg served in various capacities for Piper Trust Company from February, 1993 until November, 1997. Mr. Cragg graduated from Westmont College in 1991 with a B.A. in Economics. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

          The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $1,500 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

          The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended September 30, 2001:

                               COMPENSATION TABLE
                                                                                                 Total
                                                                                              Compensation
                                                                            Estimated       from Corporation
                             Aggregate          Pension or Retirement         Annual            and Fund
    Name of                 Compensation         Benefits Accrued As       Benefits Upon     Complex Paid to
    Person                from Corporation      Part of Fund Expenses       Retirement          Directors
    ------                ----------------      ---------------------      --------------       ---------
Steven C. Leuthold                $0                       $0                    $0                 $0

Charles D. Zender(1)              $0                       $0                    $0                 $0

Edward C. Favreau                 $0                       $0                    $0                 $0

John S. Chipman                 $3,000                     $0                    $0               $3,000

Lawrence L. Horsch              $3,000                     $0                    $0               $3,000

Paul M. Kelnberger              $3,000                     $0                    $0               $3,000
-------------------------
(1)Mr. Zender resigned as a director of the Corporation effective October 29, 2001.

          The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

          Set forth below are the names and addresses of all holders of the shares of each of Leuthold Select Industries Fund and Grizzly Short Fund who as of December 31, 2001 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund's then outstanding shares, as well as the number of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group.

                         Leuthold Select Industries Fund

   Name and Address
   Of Beneficial Owner                   Number of Shares     Percent of Class
   -------------------                   ----------------     ----------------

National Investor Services Corp. (1)
55 Water Street
32nd Floor
New York, NY  10041-3299                       751,331               52.82%

Paul K. Miller
1809 Lyndia Avenue
Saint Paul, MN  55113-1451                     118,487                8.33%

   Name and Address
   Of Beneficial Owner                   Number of Shares     Percent of Class
   -------------------                   ----------------     ----------------

Union Bank Trust Nominee(1)
P.O. Box 85484
San Diego, CA  92186-5484                       92,223                 6.48%

Officers and Directors as a Group(6 persons)    74,326                 5.23%

---------------------
(1) The shares held by National Investor Services Corp. and Union Bank Trust Nominee were owned of record only.

                               Grizzly Short Fund

   Name and Address
   of Beneficial Owner                   Number of Shares     Percent of Class
   -------------------                   ----------------     ----------------

FTC & Co.
Attn: Data Lynx House Account
P.O. Box 173736
Denver, CO  80217-3736                         472,328               35.93%

National Investor Services Corp.(1)
55 Water Street
32nd Floor
New York, NY  10041-3299                       426,386               32.44%

National Financial Services
One World Trade Center
200 Liberty Street
New York, NY  10281-1003                       186,901               14.22%

Officers and Directors as a Group(6 persons)         0                   0%

---------------------
(1) The shares held by FTC & Co., National Investor Services Corp. and National Financial Services were owned of record only.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser

          The investment adviser to each Fund is Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403 (the "Adviser"). Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser is controlled by Steven C. Leuthold who is the chief executive officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund's investment portfolio. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Leuthold Select Industries Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.00%, and from the Grizzly Short Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.25%.

          Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Each Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

          Both Funds commenced operations on June 19, 2000. During the period June 19, 2000 through September 30, 2000, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $2,928, and the Grizzly Short Fund incurred advisory fees payable to the Adviser of $4,181. During the fiscal year ended September 30, 2001, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $114,490, and the Grizzly Short Fund incurred advisory fees payable to the Adviser of $60,606.

          The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.95% of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund's expenses, as a percentage of such Fund's average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund;

provided, however, that the Fund's expense ratio shall not exceed the applicable limit. Both Funds commenced operations on June 19, 2000. During the period June 19, 2000 through September 30, 2000, the Adviser reimbursed the Leuthold Select Industries Fund $41,088 for excess expenses and reimbursed the Grizzly Short Fund $45,242 for excess expenses. During the fiscal year ended September 30, 2001, the Adviser reimbursed the Leuthold Select Industries Fund $31,541 for excess expenses and reimbursed the Grizzly Short Fund $46,461 for excess expenses.

          Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

          Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

The Administrator

          The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to separate Fund Administration Servicing Agreements entered into between the Corporation and the Administrator relating to each Fund (the "Administration Agreements"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of each Fund's operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives from each Fund a fee, paid monthly at an annual rate of .07% of the first $200,000,000 of the Fund's average net assets,
 .06% of the next $500,000,000 of the Fund's average net assets, and .04% of the Fund's average net assets in excess of $700,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $25,000 for the Leuthold Select Industries Fund and $35,000 for the Grizzly Short Fund. Both Funds commenced operations on June 19, 2000. During the period June 19, 2000 through September 30, 2000, the Leuthold Select

Industries Fund incurred fees of $7,781 pursuant to its Administration Agreement, and the Grizzly Short Fund incurred fees of $10,735 pursuant to its Administration Agreement. During the fiscal year ended September 30, 2001, the Leuthold Select Industries Fund incurred fees of $21,515 pursuant to its Administration Agreement and the Grizzly Short Fund incurred fees of $25,882 pursuant to its Administration Agreement.

          Each Administration Agreement will remain in effect until terminated by either party. The Administration Agreements may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

          Under the Administration Agreements, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreements, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreements.

The Custodian

          U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Funds' assets pursuant to Custody Agreements. Under the Custody Agreements, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund's operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

          U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Accounting Servicing Agent

          In addition the Corporation has entered into separate Fund Accounting Servicing Agreements with U.S. Bancorp Fund Services, LLC relating to each Fund pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly, (i) from the Leuthold Select Industries Fund based on the total annual rate of $31,000 for the first $100 million of average net assets, .0125% on the next $200 million of average net assets, and .0075% on average net assets exceeding $300 million; and (ii) from the Grizzly Short Fund based on the total annual rate of $31,000 for the first $100 million of average net assets, .02% on the next $200 million of average net assets, and .01% on average net assets in excess of $300 million. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. Both Funds commenced operations on June 19, 2000. During the period June 19, 2000 through September 30, 2000, the Leuthold Select Industries Fund incurred fees of $9,464 pursuant to its Fund Accounting Servicing Agreement, and the Grizzly Short Fund incurred fees of $12,064 pursuant to its Fund Accounting Servicing Agreement. During the fiscal year ended September 30, 2001, the Leuthold Select Industries Fund incurred fees of $34,063 pursuant to its Fund Accounting Servicing Agreement, and the Grizzly Short Fund incurred fees of $40,245 pursuant to its Fund Accounting Servicing Agreement.

Principal Underwriter

          Rafferty Capital Markets, LLC serves as principal underwriter for Leuthold Select Industries Fund and Grizzly Short Fund. Its principal business address is 550 Mamaroneck Avenue, Harrison, New York 10528.

                                  SERVICE PLANS

          Each of the Funds has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. Payments under these plans are authorized by the officers of the Corporation.

          The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.

          The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.

                        DETERMINATION OF NET ASSET VALUE

          The net asset value of each Fund is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

          Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

          The Funds have adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                              REDEMPTION OF SHARES

          The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

                           SYSTEMATIC WITHDRAWAL PLAN

          An investor who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value.

Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

          Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

          The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty (30) days prior to the next payment.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

          The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder's bank account to the stockholder's Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

          The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder's bank account to the stockholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Each Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Each Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

          The Adviser may allocate brokerage to Weeden & Co., L.P. ("Weeden") but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Steven C. Leuthold is a limited partner of Weeden. Weeden's institutional investment research division is designated The Leuthold Group, in which Steven C. Leuthold has a separate 50% pecuniary interest. An affiliate of Weeden, Weeden Investors, L.P., owns 10% of the membership interests of the Adviser. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

          In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided.

          Both Funds commenced operations on June 19, 2000. During the period June 19, 2000 through September 30, 2000, the Leuthold Select Industries Fund paid brokerage commissions of $3,594 on transactions having a total market value of $2,473,657. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $3,317

(or 92.3% of the total commissions paid) on transactions having a total market value of $2,248,411 (or 90.9% of the aggregate amount of transactions). During the fiscal year ended September 30, 2001, the Leuthold Select Industries Fund paid brokerage commissions of $68,310 on transactions having a total market value of $42,004,738. During the same period the Leuthold Select Industries Fund paid Weeden brokerage commissions of $50,073 (or 73% of the total commissions paid) on transactions having a total market value of $32,384,916 (or 77% of the aggregate amount of transactions). During the period June 19, 2000 through September 30, 2000, the Grizzly Short Fund paid brokerage commissions of $6,329 on transactions having a total market value of $5,109,091. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $5,899 (or 93.2% of the total commissions paid) on transactions having a total market value of $4,622,175 (or 90.5% of the aggregate amount of transactions). During the fiscal year ended September 30, 2001, the Grizzly Short Fund paid brokerage commissions of $100,077 on transactions having a total market value of $78,390,796. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $79,917 (or 80% of the total commissions paid) on transactions having a total market value of $60,243,331 (or 77% of the aggregate amount of transactions).

                                      TAXES

          Each Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of that Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

          Dividends from a Fund's net investment income and distributions from a Fund's net realized short-term capital gains are taxable to stockholders as ordinary income, whereas distributions from a Fund's net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by that Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund. Gains on short sales generally are treated as short-term capital gains.

          At September 30, 2001, the Leuthold Select Industries Fund had an accumulated capital loss carryforward for tax purposes of $5,714 which will expire on September 30, 2009. The Fund will offset such losses against any future realized capital gains.

          Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

          Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          Each Fund may be required to withhold Federal income tax at a rate of 30% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

          This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                              STOCKHOLDER MEETINGS

          The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

          The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

          The Corporation's Articles of Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering three series, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund.

          The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

          The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                             PERFORMANCE INFORMATION

          Each Fund may provide from time to time in advertisements, reports to stockholders and other communications with stockholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments of a Fund for a stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects a Fund's total return since inception.

          Each Fund's average annual compounded rate of return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:  P   = a hypothetical initial payment of $1,000

        T   = average annual total return

        n   = number of years

        ERV = ending redeemable value at the end of the period of a hypothetical
              $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

          The Leuthold Select Industries Fund's average annual compounded rate of return for the period from the Fund's commencement of operations (June 19, 2000) through September 30, 2001 was -0.31%, and for the one year period ended September 30, 2001 was -16.72%. The Grizzly Short Fund's average annual compounded rate of return for the period from the Fund's commencement of operations (June 19, 2000) through September 30, 2001 was 62.71% and for the one year period ended September 30, 2001 was 67.79%. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of either Fund in the future. Such performance results also reflect reimbursements made by the Adviser to keep aggregate annual operating expenses at or below 1.95% of the average daily net assets of the Leuthold Select Industries Fund, and 2.50% of the average daily net assets of the Grizzly Short Fund. An investment in either Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

          Each Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as represented by Lipper Analytical Services, Inc., Morningstar, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar, Inc. are independent fund ranking services that rank mutual funds based upon total return performance.) Each Fund also may compare its performance to the Standard & Poor's Composite Index of 500 Stocks, the S&P 400 Midcap Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, U.S. Treasury Bills and to various combinations thereof.

                         INDEPENDENT PUBLIC ACCOUNTANTS

          Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent public accountants for the Funds.

                                     PART C

                                OTHER INFORMATION
 Item 23  Exhibits

          (a)(i)    Registrant's Articles of Incorporation (1)

          (a)(ii)   Articles Supplementary (3)

          (a)(iii)  Articles Supplementary (3)

          (b)       Registrant's Bylaws (1)

          (c)       None

          (d)(i)    Investment Advisory Agreement (Leuthold Core Investment
                    Fund)(1)

          (d)(ii)   Investment Advisory Agreement (Leuthold Select Industries
                    Fund)(3)

          (d)(iii)  Investment Advisory Agreement (Grizzly Short Fund)(3)

          (e)       None

          (f)       None

          (g)(i) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.) (Leuthold Core Investment Fund)(1)

          (g)(ii) Custodian Agreement with Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) (Leuthold Select Industries Fund)(3)

          (g)(iii) Custodian Agreement with Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) (Grizzly Short Fund)(3)

          (h)(i) Fund Administration Servicing Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund)(1)

          (h)(ii) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Select Industries Fund)(3)

          (h)(iii) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Grizzly Short Fund)(3)

          (h)(iv) Transfer Agent Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund)(1)

          (h)(v) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Select Industries Fund)(3)

          (h)(vi) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Grizzly Short Fund)(3)

          (h)(vii) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund)(1)

          (h)(viii) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services,
                    LLC) (Leuthold Select Industries Fund)(3)

          (h)(ix) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services,
                    LLC) (Grizzly Short Fund)(3)

          (h)(x) Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund(3)

          (h)(xi)   Service Plan for Leuthold Core Investment Fund

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of Arthur Andersen LLP

          (k)       None

          (l)       Subscription Agreement(1)

          (m)       None

          (n)       None

          (p) Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC(4)

------------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 23, 1998 and its accession number is 0000897069-98-000011.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 5 was filed on January 31, 2000 and its accession number is 0000897069-00-000023.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on March 31, 2000 and its accession number is 0000897069-00-000206.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 7 was filed on January 31, 2001 and its accession number is 0000897069-01-000058.

Item 24   Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25   Indemnification
          ---------------

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.  Indemnification.
---------   ---------------

          A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

          B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

          C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

          E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26   Business and Other Connections of Investment Adviser
          ----------------------------------------------------
          Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27   Principal Underwriters
          ----------------------
          Not Applicable.

Item 28   Location of Accounts and Records
          --------------------------------

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota; and all other records will be maintained by the Registrant's Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29   Management Services
          -------------------
          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30   Undertakings
          ------------
          Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of January, 2002.

                                        LEUTHOLD FUNDS, INC.
                                       (Registrant)


                                        By: /s/ Steven C. Leuthold
                                           -------------------------------------
                                           Steven C. Leuthold, President

          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

         Name                             Title                      Date
         ----                             -----                      ----

/s/ Steven C. Leuthold           President and Treasurer        January 28, 2002
-------------------------------  (Principal Executive,
Steven C. Leuthold               Financial and Accounting
                                 Officer) and a Director


/s/ John S. Chipman              Director                       January 28, 2002
-------------------------------
John S. Chipman


/s/ Lawrence L. Horsch           Director                       January 28, 2002
-------------------------------
Lawrence L. Horsch


/s/ Paul M. Kelnberger           Director                       January 28, 2002
-------------------------------
Paul M. Kelnberger


/s/ Edward c. Favreau            Director                       January 28, 2002
-------------------------------
Edward C. Favreau

                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.                  Description
         -----------                  -----------

          (a)(i)    Registrant's Articles of Incorporation*

          (a)(ii)   Articles Supplementary*

          (a)(iii)  Articles Supplementary*

          (b)       Registrant's Bylaws*

          (c)       None

          (d)(i)    Investment Advisory Agreement (Leuthold Core Investment
                    Fund)*

          (d)(ii)   Investment Advisory Agreement (Leuthold Select Industries
                    Fund)*

          (d)(iii)  Investment Advisory Agreement (Grizzly Short Fund)*

          (e)       None

          (f)       None

          (g)(i) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.) (Leuthold Core Investment Fund)*

          (g)(ii) Custodian Agreement with Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) (Leuthold Select Industries Fund)*

          (g)(iii) Custodian Agreement with Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) (Grizzly Short Fund)*

          (h)(i) Fund Administration Servicing Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund)*

          (h)(ii) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Select Industries Fund)*

          (h)(iii) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Grizzly Short Fund)*

         Exhibit No.                  Description
         -----------                  -----------

          (h)(iv) Transfer Agent Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund)*

          (h)(v) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Select Industries Fund)*

          (h)(vi) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services, LLC) (Grizzly Short Fund)*

          (h)(vii) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (Leuthold Core Investment Fund)*

          (h)(viii) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services,
                    LLC) (Leuthold Select Industries Fund)*

          (h)(ix) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (predecessor to U.S. Bancorp Fund Services,
                    LLC) (Grizzly Short Fund)*

          (h)(x) Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund*

          (h)(xi)   Service Plan for Leuthold Core Investment Fund

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of Arthur Andersen LLP

          (k)       None

          (l)       Subscription Agreement*

          (m)       None

          (n)       None

          (p) Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC*

-----------------------
       *Incorporated by reference.